UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2004

                           Mpower Holding Corporation

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             (Exact name of registrant as specified in its charter)

       Delaware                 0-32941                    52-2232143
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    (State or other           (Commission               (I.R.S. Employer
    jurisdiction of          File Number)              Identification No.)
    incorporation)

             175 Sully's Trail, Pittsford, NY                   14534
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         (Address of principal executive offices)            (Zip Code)

Registrants' telephone number, including area code:  (585) 218-6550
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                                       N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.   Other Events and Regulation FD Disclosure

     The California Public Utilities Commission (the "CPUC") has proposed adjustments to the rates SBC Communications may charge Mpower Holding Corporation (the "Company"), and other competitive local exchange carriers, for access to its networks. If the rate increases are ultimately adopted by the CPUC as proposed, it is possible that the rates charged by SBC going forward may be increased. In addition, the Company may also be required to pay SBC retroactive rate increases for services performed over the last two years. We do not believe that the proposed rate increases will have a material adverse effect on the Company's business, financial condition and results of operations. However, we are unable to determine at this time whether the CPUC will adjust rates, when that decision will be rendered or to quantify with certainty the impact on the Company of any prospective or retroactive rate increases.

ITEM 12.  Results of Operations and Financial Condition.

          On May 6, 2004, the Company issued the press release attached as
Exhibit 99.1 to this Form 8-K concerning the Company's results of operations for the fiscal quarter ended March 31, 2004.

          This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Item 12 and this report and exhibit
99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained herein and in the press release attached hereto as Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to, the changes in federal or state telecommunications regulations, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2004          MPOWER HOLDING CORPORATION



                                  By: /s/ Russell I. Zuckerman
                                     ------------------------------------------
                                  Name:   Russell I. Zuckerman
                                  Title:  Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------

99.1              Press Release issued by Mpower Holding Corporation on
                  May 6, 2004.



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